UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2017

Portola Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35935	20-0216859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 E. Grand Avenue South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 246-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2017, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Portola Pharmaceuticals, Inc. (the “Company”) approved for the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) (i) cash incentive bonuses for the 2016 fiscal year payable in connection with the Company’s and each named executive officer’s performance during 2016, (ii) 2017 base salaries (effective retroactively to January 1, 2017), and (iii) certain grants of stock options, restricted stock unit awards and performance stock unit awards as set forth in the tables below:

NAME	BONUS FOR 2016 PERFORMANCE		2017 BASE SALARY	2017 TARGET BONUS PERCENTAGE
William Lis	$185,500		$550,000	70%
John Curnutte	$96,863		$445,571	45%
Mardi Dier	$172,874	(1)	$427,222	45%
Tao Fu	$169,525	(1)	$411,817	45%

Notes:

(1)	Includes $80,000 discretionary bonus.

NAME	NUMBER OF OPTION SHARES(1)	NUMBER OF RSUS(2)	NUMBER OF PSUS(3)
William Lis	137,500	34,375	34,375
John Curnutte	50,000	12,500	12,500
Mardi Dier	62,500	15,625	15,625
Tao Fu	62,500	15,625	15,625

Notes:

(1)	One forty-eighth (1/48th) of the shares initially subject to the option shall vest on each monthly anniversary following January 1, 2017.
(2)	One-third (1/3rd) of the shares subject to the grant shall vest on each one-year anniversary following March1, 2017.
(3)	Each Performance Stock Unit (“PSU”) represents a contingent right to receive one share of the Company’s Common Stock. The PSUs vest as follows: (i) 50% of the PSUs will become vested upon the date of the Compensation Committee’s certification (the “Certification Date”) of regulatory approval of Andexanet alfa in either the United States or European Union (the “Regulatory Approval”) if received in 2017, with the remaining 50% vesting on the first anniversary of the Certification Date, or (ii) 37.5% of the PSUs will become vested upon the Certification Date if Regulatory Approval is received in 2018, with the remaining 37.5% vesting on the first anniversary of the Certification Date. If Regulatory Approval does not occur prior to the end of 2018, the PSUs shall not vest.

In addition, on January 30, 2017, Dr. John T. Curnutte, M.D., Ph.D., the Company’s Executive Vice President, Research and Development, entered into an amended and restated offer letter with the Company (the “Offer Letter”), effective February 1, 2017. Pursuant to the terms of the Offer Letter, Dr. Curnutte’s responsibilities remain the same and his work hours are reduced by 25%. Dr. Curnutte’s salary is reduced by 25% from his current annual salary rate of $445,571 to an annual salary rate of $334,178. Equity incentive awards previously granted to Dr. Curnutte will remain outstanding and continue to vest in accordance with their terms, and he remains eligible for an annual bonus.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description of Document

10.1	Amended and Restated Offer Letter by and between Portola and John T. Curnutte, M.D., Ph.D., dated as of January 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portola Pharmaceuticals, Inc.

Dated: February 3, 2017

	By:	/s/ Mardi C. Dier
Mardi C. Dier
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description of Document

10.1	Amended and Restated Offer Letter by and between Portola and John T. Curnutte, M.D., Ph.D., dated as of January 25, 2017.